EXHIBIT 32

CERTIFICATION BY
CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the quarterly report of Flexsteel Industries, Inc. and Subsidiaries (the “Company”) on Form 10-Q for the quarter ended December 31, 2004 as filed with the Securities and Exchange Commission (the “Report”), we, K. Bruce Lauritsen, Chief Executive Officer, and Ronald J. Klosterman, Chief Financial Officer, of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and;

(2)	The information contained in the Report fairly presents, in all material respects, the consolidated financial condition and results of operations of the Company.

Date: February 9, 2005

By:	/s/ K. Bruce Lauritsen

K. Bruce Lauritsen
Chief Executive Officer

By:	/s/ Ronald J. Klosterman

Ronald J. Klosterman
Chief Financial Officer

16